                                                                  Exhibit 24(a)

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of April 18, 2000.





                                     Signature: s/ Samuel H. Miller
                                     Printed Name: Samuel H. Miller
                                     Title: Director, Officer, Treasurer,
                                            Co-Chairman of the Board

                                                                  Exhibit 24(b)

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of April 18, 2000.





                              Signature: s/ Albert B. Ratner
                              Printed Name: Albert B. Ratner
                              Title: Director, Officer, Co-Chairman of the Board

                                                                  Exhibit 24(c)

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of April 20, 2000.





                               Signature: s/ Brian J. Ratner
                               Printed Name: Brian J. Ratner
                               Title: Director, Officer,
                                      Sr. Vice President, Development

                                                                  Exhibit 24(d)

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of April 18, 2000.





                           Signature: s/ Charles A. Ratner
                           Printed Name: Charles A. Ratner
                           Title: Director, Chief Executive Officer, President

                                                                  Exhibit 24(e)

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of April 18, 2000.





                          Signature: s/ James A. Ratner
                          Printed Name: James A. Ratner
                          Title: Director, Officer, Executive Vice President

                                                                  Exhibit 24(f)

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of April 19, 2000.





                            Signature: s/ Ronald A. Ratner
                            Printed Name: Ronald A. Ratner
                            Title: Director, Officer, Executive Vice President

                                                                  Exhibit 24 (g)

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of April 19, 2000.





                                         Signature:  s/ Scott S. Cowen
                                         Printed Name:  Scott S. Cowen
                                         Title:  Director

                                                                  Exhibit 24(h)

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of April 24, 2000.





                                    Signature:  s/ Michael P. Esposito, Jr.
                                    Printed Name:  Michael P. Esposito, Jr.
                                    Title:  Director

                                                                  Exhibit 24 (i)

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of April 18, 2000.





                                       Signature:  s/ Jerry V. Jarrett
                                       Printed Name:  Jerry V. Jarrett
                                       Title:  Director

                                                                  Exhibit 24(j)

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of April 18, 2000.





                                                     Signature:  s/ Stan Ross
                                                     Printed Name:  Stan Ross
                                                     Title:  Director

                                                                  Exhibit 24(k)

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of April 20, 2000.





                                        Signature:  s/ Deborah Ratner-Salzberg
                                        Printed Name:  Deborah Ratner-Salzberg
                                        Title:  Director

                                                                  Exhibit 24(l)

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of April 18, 2000.





                                        Signature:  s/ Joan K. Shafran
                                        Printed Name:  Joan K. Shafran
                                        Title:  Director

                                                                  Exhibit 24(m)

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of April 18, 2000.





                                     Signature:  s/ Louis Stokes
                                     Printed Name:  Louis Stokes
                                     Title:  Director

                                                                  Exhibit 24(n)

                                   OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of April 19, 2000



                                  Signature:  s/ Linda M. Kane
                                  Printed Name:  Linda M. Kane
                                  Title:  Vice President, Corporate Controller

                                                                  Exhibit 24 (o)

                                   OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner or Thomas G. Smith, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2000, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of April 18, 2000



                                    Signature:  s/ Thomas G. Smith
                                    Printed Name:  Thomas G. Smith
                                    Title: Chief Financial Officer, Senior Vice
                                    President, Secretary